                                                                   Exhibit 10.22

                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT

     This Series A Preferred Stock Purchase Agreement (this "Agreement") is made
                                                             ---------
this 6th day of August, 1998 by and among Network Access Solution, Inc., a Delaware corporation ("Company"), and the purchasers listed on Schedule 1 hereto
                       -------                                 ----------
(each, a "Purchaser," and collectively,  the  "Purchasers").
          ---------                            ----------

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.   AUTHORIZATION AND SALE OF SHARES

     1.1.  Authorization. As of the Closing (as defined below) Company will have
           -------------
authorized the issuance, pursuant to the terms and conditions of this Agreement, of (a) 10,000,000 shares of Company's Series A Preferred Stock, $0.001 par value per share (the "Preferred Shares"), having the rights, preferences, privileges
                ----------------
and restrictions set forth in the Certificate of Incorporation of Company attached to this Agreement as Exhibit A (the "Certificate of Incorporation"),
                                              ----------------------------
and (b) 4,900,000 shares of Company's Common Stock, $0.001 par value per share (the "Common Stock"), (the "Common Shares" and together with the Preferred
      ------------          -------------
Shares, the "Shares").
             ------

     1.2.  Agreement to Purchase and Sell. Subject to the terms and conditions
           ------------------------------
hereof and in reliance upon the representations and warranties made herein, on the date of the Closing, Company will issue and sell to each Purchaser, and each Purchaser agrees, jointly and not severally, to purchase from Company, that number of Preferred Shares and Common Shares set forth opposite such Purchaser's name on Schedule 1 hereto, at a price of $1.00 per Preferred Share and $.001 per
        ----------
Common Share, for an aggregate purchase price set forth on Schedule 1. The
                                                           ----------
purchase price for the Shares shall be paid by wire transfer of funds to a designated account of Company.

2.   CLOSING; DELIVERY

     2.1.  The Closing. The purchase and sale of the Shares hereunder shall be
           -----------
held at the offices of Piper & Marbury LLP, at 10:00 a.m. on August [5], 1998, or at such other time and place as Company and the Purchasers may mutually agree upon (the "Closing").
           -------

     2.2.  Delivery. At the Closing, Company will deliver to each Purchaser
           --------
certificates representing the Shares to be purchased by such Purchaser hereunder against payment of the full purchase price therefor.

3.   COMPANY REPRESENTATIONS AND WARRANTIES

     Company hereby represents and warrants to each Purchaser that, except as set forth in the Schedule of Exceptions ("Schedule of Exceptions") attached to
                                          ----------------------
this Agreement as Exhibit G (which Schedule of Exceptions shall be deemed to be
                  ---------
representations and warranties to the Purchasers), the statements in the following paragraphs of this Section 3 are all true and correct:

     3.1.  Organization and Qualification. Company is a corporation duly
           ------------------------------
organized and legally existing under, and by virtue of, the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted. Company is qualified to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on the financial condition, business, prospects or operations of the Company or on its ability to execute and deliver this Agreement or to consummate the transactions contemplated hereby. True and accurate copies of Company's (and its predecessor's) Certificate of Incorporation and Bylaws, each as amended and in effect at the Closing, have been delivered to the Purchasers.

     3.2.  Capitalization. Immediately prior to the Closing, the authorized
           --------------
capital stock of Company will consist of the following:

           (a) Common Stock.  A total of 15,000,000 authorized shares of Common
               ------------
Stock ($0.001 par value) of which 5,000,000 shares are issued and outstanding.

           (b) Preferred Stock.  A total of 10,000,000 authorized shares of
               ---------------
Preferred Stock ($0.001 par value), of which 10,000,000 shares have been designated Series A Preferred Stock, none of which are issued and outstanding prior to the Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Certificate of Incorporation.

           (c) Options, Warrants, Reserved Shares.  Except for the 2,000,000
               ----------------------------------
shares of Common Stock reserved for issuance under Company's 1998 Stock Incentive Plan under which 1,295,000 options to purchase shares are outstanding, there are no options, warrants, conversion privileges or other rights, or agreements with respect to the issuance thereof, presently outstanding to purchase any of the capital stock of Company. Except as set forth in stock restriction agreements of the type described in Section 7.3 below and as contemplated by this Agreement and the transactions contemplated hereby, there are no rights of first refusal or other rights to purchase any capital stock of Company or any securities convertible or exchangeable therefor (whether in favor of Company or any other person), pursuant to any agreement or commitment of Company.

           (d) Outstanding Security Holders.  Attached to this Agreement as
               ----------------------------
Exhibit C is a complete list of all outstanding stockholders, option holders and
---------
other security holders of Company as of the date set forth on such exhibit.

     3.3.  Subsidiaries. Company does not presently own or control, directly or
           ------------
indirectly, any interest in any other corporation, partnership, trust, joint venture, association, or other entity.

     3.4.  Due Authorization. All corporate action on the part of Company, its
           -----------------
officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance of all obligations of Company under, this Agreement, the Investor Rights Agreement attached to this Agreement as Exhibit D
                                                                       ---------
(the "Rights Agreement"), the Co-Sale Agreement attached to this Agreement as
      ----------------
Exhibit E (the "Co-Sale Agreement") and the Voting Agreement attached to this
---------       -----------------
Agreement as Exhibit F (the "Voting Agreement"), and the authorization,
             ---------       ----------------
reservation for issuance, issuance and delivery of the Shares subject to this Agreement has been taken. Each of this Agreement, the Rights Agreement, the Co-Sale

Agreement and the Voting Agreement is a valid and binding obligation of Company enforceable in accordance with its respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles. None of the Shares are subject to any preemptive rights or rights of first refusal.

     3.5.  Valid Issuance.
           --------------

          (a) The Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly authorized and validly issued, fully paid and non assessable. The Shares will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Rights Agreement and under applicable state and federal securities laws.

          (b) The outstanding shares of the capital stock of Company are duly and validly issued, fully paid and non assessable, and such shares of such capital stock, and any outstanding options and other securities of Company have been issued in full compliance with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"),
                                                             --------------
and the registration and qualification requirements of all applicable state securities laws, or in compliance with applicable exemptions therefrom, and all other provisions of applicable federal and state securities laws, including, without limitation, anti-fraud provisions.

     3.6.  Title to Properties and Assets.
           ------------------------------

          Company has good and marketable title to its properties and assets held in each case subject to no mortgage, pledge, lien, encumbrance, security interest or charge of any kind except as provided in this Section 3.6. With respect to any property and assets it licenses or leases, Company is in compliance in all material respects with such licenses and leases and, to the best of Company's knowledge, it has valid leasehold interests in such assets free of any liens, encumbrances, security interests or claims of any party other than the lessors of such property and assets. Company does not own any real property.

     3.7.  Status of Proprietary Assets.
           ----------------------------

          (a) Ownership.  Company has full title and ownership of, or has
              ---------
license to, all patents, patent applications, trademarks, service marks, trade names, copyrights, moral rights, maskworks, trade secrets, confidential and proprietary information, compositions of matter, formulas, designs, proprietary rights, know-how and processes, (all of the foregoing collectively hereinafter referred to as the "Proprietary Assets") necessary and sufficient to enable it
                    ------------------
to carry on, in all material respects, its respective business as now conducted and, to the best of Company's knowledge, as presently proposed to be conducted without any conflict with or infringement of the rights of others. To the best of Company's knowledge, no third party has any ownership right, title, interest, claim in or lien on any of Company's Proprietary Assets, and Company has taken, and in the future Company will use its best efforts to take, all steps reasonably necessary to preserve its legal rights in, and the secrecy of, all its Proprietary Assets, except those for which disclosure is required for legitimate business or legal reasons, including without limitation obtaining customary confidentiality agreements and invention assignments from all employees and consultants.

          (b) Licenses; Other Agreements.  Except as set forth in the Schedule
              --------------------------
of Exceptions, Company has not granted, and, to the best of Company's knowledge, there are not outstanding, any options, licenses or agreements of any kind relating to any Proprietary Asset of Company, nor is Company bound by or a party to any option, license or agreement of any kind with respect to any of its Proprietary Assets. Except as set forth in the Schedule of Exceptions, Company is not obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Proprietary Asset or any other property or rights.

          (c) No Infringement.  To the best of Company's knowledge, Company has
              ---------------
not violated or infringed, and Company is not currently violating or infringing, and Company has not received any communications alleging that Company (or any of its respective employees or consultants) has violated or infringed or, by conducting its respective business as presently proposed, would violate or infringe, any Proprietary Asset of any other person or entity.

          (d) No Breach by Employee.  Company is not aware that any employee (or
              ---------------------
any person Company currently intends to hire) or consultant of Company is obligated under any agreement (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any court or administrative agency, or any other restriction that would interfere with the use of his or her best efforts to carry out his or her duties for Company or to promote the interests of Company or that would conflict with Company's business as presently proposed to be conducted. The carrying on of Company's business by its respective employees and contractors and the conduct of its respective business as presently proposed, will not, to the best of Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees (or persons Company currently intends to hire), contractors, Company is now obligated. Company does not believe it is or will be necessary to utilize any inventions of any employees of Company (or persons currently intends to hire) made prior to their employment by Company. To Company's knowledge, at no time during the conception of or reduction of any of Company's Proprietary Assets to practice was any developer, inventor or other contributor to such patents operating under any grants from any governmental entity or agency or private source, performing research sponsored by any governmental entity or agency or private source or subject to any employment agreement or invention assignment or nondisclosure agreement or other obligation with any third party that could adversely affect Company's rights in such Proprietary Assets.


     3.8.  Material Contracts and Obligations. Included in the Schedule of
           ----------------------------------
Exceptions is a list of all agreements, contracts, leases, licenses, instruments, commitments (oral or written), indebtedness, liabilities and other obligations to which Company is a party or by which it is currently bound that
(a) are material to the operations of its business and properties as now conducted and as presently proposed to be conducted; (b) involve any of the officers, consultants, directors, employees or stockholders of Company; (c) involve payment obligations in excess of $75,000 per annum; (d) obligate Company to indemnify a third party; (e) restrict the ability of Company to engage in any business; or (f) obligate Company to share, license or develop any product or technology or provide any service with respect to any such product or technology (collectively, "Material Agreements"). Copies of the Material Agreements have
                -------------------
been made available for inspection by the Purchasers and their counsel. All present employees have executed and all other employees of Company (or persons Company currently intends to hire) have executed (or will execute) a "Proprietary Information and Inventions Agreement" concerning non-disclosure of confidential information and assignment of inventions to Company in a form satisfactory to and delivered to the Purchasers and their counsel. Company has not breached, nor does Company have any knowledge of any claim or threat that it has breached, any material term or condition of (i) any Material Agreement, or (ii) any other agreement, contract, lease, license, instrument or commitment that, individually or in the aggregate, would have a material adverse effect on the business, properties, financial condition, results of operations or affairs or prospects of Company. Each Material Agreement is in full force and effect and, to Company's knowledge, no other party to such Material Agreement is in default in any material respect thereunder. Except as set forth in the Schedule of Exceptions, Company is not a party to any agreement that restricts its ability to market or sell any of its products (whether by territorial restriction or otherwise).

     3.9.  Litigation. There is no action, suit, proceeding, claim or
           ----------
arbitration or, to the best of Company's knowledge, investigation (collectively, "Actions") pending (or, to the best of Company's knowledge, currently
 -------
threatened) against Company, its activities, properties or assets or, to the best of Company's knowledge, against any officer, director or employee (or any person Company currently intends to hire) of Company in connection with such officer's, director's, employee's or person's relationship with, or actions taken on behalf of Company. To the best of Company's knowledge, there is no factual or legal basis for any such Action that might result, individually or in the aggregate, in any material adverse change in the business, properties, assets, financial condition, affairs or prospects of Company. By way of example but not by way of limitation, there are no Actions pending against Company, to the best of Company's knowledge pending against any officer, director or employee of Company or, to the best of Company's knowledge, threatened (or any basis therefor known to Company) relating to the prior employment of any of Company's employees (or persons Company currently intends to hire) or consultants, their use in connection with Company's business of any information, technology or techniques allegedly proprietary to any of their former employers or, in the case of persons Company currently intends to hire, their current or former employers, clients or other parties, or their obligations under any agreements with such employers, clients or other parties. Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality, and there is no Action by Company currently pending or which Company intends to initiate.

     3.10.  Governmental Consents. All consents, approvals, orders,
            ---------------------
authorizations or registrations, qualifications, designations, declarations or filings with any federal or state governmental authority on the part of Company required in connection with the consummation of the transactions contemplated herein have been obtained. Based in part on the representations of the Purchasers set forth in Section 4 below, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act.

     3.11.  Compliance with Other Instruments. Company is not in, nor will the
            ---------------------------------
conduct of its business as proposed to be conducted result in, any violation, breach or default of any term of its respective charter documents or, in any material respect, any material term or provision of any mortgage, indenture, contract, agreement or instrument to which Company is a party or by which it may be bound, or, to the best of its knowledge, of any provision of any foreign or domestic state or federal judgment, decree, order, statute, rule or regulation applicable to or binding upon Company. The execution, delivery and performance of and compliance with this Agreement and the consummation of the transactions contemplated hereby will not be in conflict with, require a consent under, or constitute, with or without the passage of time or the giving of notice or both, a default under the Certificate of Incorporation or Company's Bylaws or a default in any material respect under any agreement or contract of Company, or, to the best of Company's knowledge, a violation of any statutes, laws, regulations or orders applicable to Company or the transactions contemplated hereby, or an event which results in the creation of any material lien, charge or encumbrance upon any asset of Company.

     3.12.  Permits. Company has all franchises, permits, licenses, and any
            -------
similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company, taken as a whole, and Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its respective business as currently proposed to be conducted. Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority. Each of such franchises, permits licenses or similar authority is valid, subsisting and in full force and effect and the consummation of the transactions contemplated by this Agreement will not result in any breach, default, impairment or forfeiture of any rights thereunder. Company has not received any citations, complaints, consent orders, compliance schedules or other similar enforcement orders or received any other notice from any governmental authority or person regarding the violation of, or failure to comply with, any legal requirements relating to Company.

     3.13.  Disclosure. No representation or warranty by Company in this
            ----------
Agreement or in any statement or certificate signed by any officer of Company furnished or to be furnished to the Purchasers pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading. Company's Business Plan and the financial and other projections contained in the Business Plan delivered to Purchasers were prepared in good faith; however, Company does not warrant that it will achieve such projections.

     3.14.  Registration Rights. Except as provided in the Rights Agreement,
            -------------------
Company has not granted or agreed to grant any person or entity any rights (including piggyback registration rights) to have any securities of Company registered with the United States Securities and Exchange Commission ("SEC") or
                                                                       ---
any other governmental authority.

     3.15.  Insurance. Company maintains insurance coverage to insure itself
            ---------
against risks of the kind customarily insured against and in amounts customarily carried by companies similarly situated, engaged in similar businesses and owning similar properties as Company. Such coverage is (i) with insurance companies reasonably believed by Company to be financially sound and reputable;
(2) in full force and effect; (3) sufficient for compliance by the Company with all material requirements of law and all material agreements to which Company is a party; and (4) sufficient to provide adequate insurance coverage for the business and assets of Company.

     3.16.  Financial Statements. Company has made available to each Purchaser
            --------------------
its unaudited consolidated financial statements (including balance sheet, income statement and statement of cash flows) as of July 31, 1997 and for the fiscal year then ended and its unaudited financial statements (including balance sheet and income statement) as of June 30, 1998 and for the 11-month period then ended (collectively, the "Financial Statements"). The Financial Statements have been
                    --------------------
prepared in accordance with generally accepted accounting principles ("GAAP")
                                                                       ----
applied on a consistent basis throughout the periods indicated, except, with respect to any unaudited Financial Statements for any footnotes that may be required by GAAP. The Financial Statements fairly present the consolidated financial condition and operating results of Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 1998 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of Company. Except as disclosed in the Financial Statements, Company is not a guarantor or indemnitor of any indebtedness of any other person or entity. Company maintains a system of accounting controls sufficient to provide reasonable assurance that transactions are (i) executed with management's authorization and (ii) recorded as necessary to permit preparation of financial statements in accordance with GAAP.

     3.17.  Changes. Since June 30, 1998, there has not been:
            -------

            (a) any change in the assets, liabilities, financial condition or operating results of Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

            (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of Company (as such business is presently conducted and as it is proposed to be conducted);

            (c) any waiver or compromise by Company of a valuable right or of a material debt owed to it;

            (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by Company, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of Company (as such business is presently conducted and as it is proposed to be conducted);

            (e) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

            (f) any sale, assignment or transfer of any material assets or property;

            (g) any resignation or termination of employment of any officer or key employee of Company; and Company, to the best of its knowledge, does not know of any impending resignation or termination of employment of any such officer or key employee;

            (h) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of Company;

            (i) any mortgage, pledge, transfer of a security interest in, or lien, created by Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

            (j) any loans or guarantees made by Company to or for the benefit of its respective employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

            (k) any declaration, setting aside or payment or other distribution in respect to any of Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by Company;

            (l) to the best knowledge of Company's Chief Executive Officer, Chief Financial Officer and Chief Operating Officer after reasonable investigation, any other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of Company (as such business is presently conducted and as it is proposed to be conducted); or

            (m) any arrangement or commitment by Company to do any of the things described in this Section 3.17.

     3.18. Tax Elections. Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as an "S"
                                       ----
corporation or a collapsible corporation pursuant to Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to matters of accounting, depreciation or amortization) which would have a material effect on the financial condition, business (as now conducted or presently proposed to be conducted) or properties of Company. Company has accurately prepared all United States income tax returns and all state and municipal tax returns required to be filed by it, if any, has paid all taxes, assessments, fees and charges when and as due under such returns (subject to applicable extensions) and has made adequate provision for the payment of all other taxes, assessments, fees and charges shown on such returns or on assessments received by Company. To the best of Company's knowledge, no deficiency assessment or proposed adjustment of Company's United States income tax or state or municipal taxes is pending.

     3.19. Interested Party Transactions. To the best knowledge of Company, except for options to acquire securities of Company and employment agreements, no officer or director of Company or any "affiliate" or "associate" (as those terms are defined in Rule 405 promulgated under the Securities Act) of any such person has had, either directly or indirectly, a material interest in: (i) any person or entity which purchases from or sells, licenses or furnishes to Company any goods, property, technology, intellectual or other property rights or services; or (ii) any contract or agreement to which Company is a party or by which it may be bound or affected.

4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser represents and warrants, severally, to Company as follows:

     4.1.  Authorization. All corporate action on the part of such Purchaser
           -------------
necessary for the authorization, execution and delivery of, and the performance of all obligations of such Purchaser under this Agreement, the Rights Agreement, the Co-Sale Agreement and the Voting Agreement has been taken or will be taken prior to the Closing. This Agreement, the Rights Agreement, the Co-Sale Agreement and the Voting Agreement when executed and delivered by such Purchaser will constitute valid and legally binding obligations of such Purchaser, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

     4.2.  Investigation. Such Purchaser has had an opportunity to discuss the
           -------------
business, affairs and current prospects of Company with its officers and has had access to information about Company that it has requested.

     4.3.  Purchase for Own Account. The Shares to be acquired by such Purchaser
           ------------------------
will be acquired for such Purchaser's own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof.

     4.4.  Exempt from Registration. Such Purchaser understands that the Shares
           ------------------------
to be purchased by it will not be registered under the Securities Act, on the ground that the sale provided for in this Agreement is exempt from registration under of the Securities Act, and that the reliance of Company on such exemption is predicated in part on such Purchaser's representations set forth in this Agreement.

     4.5.  Economic Risk. Such Purchaser is able to fend for itself in the
           -------------
transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment pursuant to this Agreement for an indefinite period.

     4.6.  Restricted Securities. Such Purchaser understands that the Shares to
           ---------------------
be purchased by it are restricted securities within the meaning of Rule 144 under the Securities Act and that the Shares to be purchased by it are not registered and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available.

     4.7.  Restrictive Legends. Such Purchaser understands that each certificate
           -------------------
representing the Shares and any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel for Company) shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend that may now or hereafter be required by applicable state law):

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES

          LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          The legend set forth above shall be removed by Company from any certificate upon delivery to Company of an opinion by counsel, reasonably satisfactory to Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which Company issued the Shares. Company acknowledges that no such opinion shall be required in connection with customary transfers of the Shares pursuant to Rule 144 under the Securities Act.

     4.8. Accredited Investor. Such Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

5.   CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING

     The obligation of each Purchaser to purchase the Shares at the Closing is subject to the fulfillment, to the satisfaction of each Purchaser on or prior to the Closing, of the following conditions:

     5.1.  Representations and Warranties Correct. The representations and
           --------------------------------------
warranties made by Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects as of the date of Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement. Without limiting the foregoing, there shall not have occurred any event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of Company (as such business is presently conducted and as it is proposed to be conducted).

     5.2.  Performance of Obligations. Company shall have performed in all
           --------------------------
material respects and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents, waivers and qualifications necessary to complete the purchase and sale described herein.

     5.3.  Proceedings and Documents. All corporate and other proceedings in
           -------------------------
connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to such Purchaser, and such Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

     5.4.  Compliance Certificate. At the Closing, Company shall deliver to the
           ----------------------
Purchasers a certificate, dated the date of Closing, signed by Company's President certifying that the conditions specified in Sections 5.1, 5.2 and 5.6 have been fulfilled.

     5.5.  Securities Exemptions. The offer and sale of the Shares to the
           ---------------------
Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

     5.6.  Certificate of Incorporation. The Certificate of Incorporation shall
           ----------------------------
have been duly adopted by Company by all necessary corporate action of its Board of Directors and stockholders and shall have been duly filed with and accepted by the Secretary of State of the State of Delaware.

     5.7.  Opinion of Company's Counsel. The Purchasers shall have received from
           ----------------------------
counsel to Company an opinion addressed to the Purchasers, dated the date of Closing, in form and substance reasonably acceptable to the Purchasers and their counsel.

     5.8.  Board of Directors. Company's Board of Directors on the date of
           ------------------
Closing shall consist of Jon Aust, Scott Yancey, Chris Melnick, Fred Wang and Brion Applegate.

     5.9.  Rights Agreement. The Rights Agreement shall have been executed and
           ----------------
delivered by the parties thereto.

     5.10. Co-Sale Agreement. The Co-Sale Agreement shall have been executed
           -----------------
and delivered by the parties thereto.

     5.11. Voting Agreement. The Voting Agreement shall have been executed and
           ----------------
delivered by the parties thereto.

     5.12. Non-Competition Agreement. The Company shall have entered into non-
           -------------------------
competition agreements with each of its executive officers in a form reasonably satisfactory to the Purchasers.

6.   CONDITIONS TO COMPANY'S OBLIGATIONS AT THE CLOSING

     The obligations of Company under this Agreement to each Purchaser are subject to the fulfillment, to the satisfaction of Company, on or prior to the Closing, of the following conditions:

     6.1.  Representations and Warranties Correct. The representations and
           --------------------------------------
warranties made by each Purchaser in Section 4 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects as of the date of Closing with the same force and effect as if they had been made on and as of such date.

     6.2.  Payment of Purchase Price. Such Purchaser shall have delivered to
           -------------------------
Company the purchase price in accordance with the provisions of Section 2 hereof.

     6.3.  Certificate of Incorporation. The Certificate of Incorporation shall
           ----------------------------
have been duly adopted by Company by all necessary corporate action of its Board of Directors and stockholders, and shall have been duly filed with and accepted by the Secretary of State of the State of Delaware.

     6.4.  Securities Exemptions. The offer and sale of the Shares to such
           ---------------------
Purchaser pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, and the registration and/or qualification requirements of all applicable state securities laws.

     6.5.  Consents. All approvals, consents, waivers and qualifications
           --------
necessary for such Purchaser to complete the purchase and sale described herein shall have been obtained.

7.   COVENANTS OF COMPANY

     7.1.  Use of Proceeds. Company may apply up to $1,900,000 of the proceeds
           ---------------
from the sale of the Shares hereunder to redeem shares of its capital stock from Jon Aust and his family members (in each case at a price of $1.00 per share) and up to $100,000 to be paid as a bonus to William Farrer. The remainder of the proceeds from such sale shall be used for working capital purposes.

     7.2.  Director and Officer Insurance. At such time as the Board of
           ------------------------------
Directors shall deem appropriate, Company shall obtain and cause to be maintained in effect, with financially sound insurers, a policy of directors' and officer's liability insurance covering members of Company's Board of Directors reasonably acceptable to the Board of Directors.

     7.3.  Stock Incentive Plans. Except with the consent of Company's Board of
           ---------------------
Directors, Company shall not reserve shares of its capital stock for issuance in connection with, or grant any awards of options or restricted stock to directors, officers, employees or consultants of Company or its subsidiaries. Except as set forth in the Schedule of Exceptions, each person who, pursuant to any benefit, bonus or incentive plan of Company, holds now or at any time hereafter any shares of Common Stock or other securities of Company or any option, warrant or right to acquire such shares or other securities, has entered into or will enter into an agreement granting Company (a) the right to repurchase the shares (the "Repurchase Shares") subject to this repurchase or cancellation right for the original purchase price, or to cancel the option, warrant or right, in the event the holder's employment or services with Company terminate for any reason, which repurchase or cancellation right shall lapse at the rate of 1/16th per quarter, and (b) until the closing of Company's sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act, with respect to any employee of Company or its subsidiaries,
(i) a right of first refusal with respect to all such shares or other securities and (ii) a right to call any vested shares or other securities at their fair market value in the event the holder's employment or services with Company or its subsidiaries terminate for any reason. Company has furnished to the Purchasers true and complete copies of the forms of all stock option or stock restriction agreements.

     7.4.  Minute Books. As soon as reasonably practicable, Company shall update
           ------------
its minute books and the minute books of its predecessor entities to include a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

8.   MISCELLANEOUS

     8.1.  Governing Law. This Agreement shall be governed in all respects by
           -------------
the laws of the State of Delaware without regard to provisions regarding choice of laws.

     8.2.  Survival. The representations, warranties, covenants and agreements
           --------
made herein shall survive until the third anniversary of the closing of the transactions contemplated hereby.

     8.3.  Successors and Assigns. Except as otherwise expressly provided
           ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto whose rights or obligations hereunder are affected by such amendments.

     8.4.  Entire Agreement. This Agreement and the schedule and exhibits hereto
           ----------------
which are hereby expressly incorporated herein by this reference constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof; provided, however, that nothing in this Agreement
                             --------  -------
shall be deemed to terminate or supersede the provisions of any confidentiality and nondisclosure agreements executed by the parties hereto prior to the date hereof, which agreements shall continue in full force and effect until terminated in accordance with their respective terms.

     8.5.  Notices. Except as may be otherwise provided herein, all notices and
           -------
other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed by registered or certified first class mail, postage prepaid, addressed, (a) if to a Purchaser, to such Purchaser's address set forth above its signature hereto, or to such other address as such Purchaser or any of its successors or assigns shall have furnished to Company in writing, or (b) if to Company, to its address set forth below its signature hereto, or to such other address as Company shall have furnished to such Purchaser or its successors or assigns in writing. Notices hand delivered shall be effective upon delivery and notices sent by first class mail shall be effective three days following deposit in the United States mail.

     8.6.  Amendments and Waivers. Any term of this Agreement may be amended and
           ----------------------
the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Company and the holders of 66-2/3% of the Preferred Shares issued hereunder.

     8.7.  Delays or Omissions. No delay or omission to exercise any right,
           -------------------
power or remedy accruing to Company or to a Purchaser, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of Company, or a Purchaser, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Company or a Purchaser of any breach or default under this Agreement or any waiver on the part of Company or a Purchaser of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to Company or a Purchaser shall be cumulative and not alternative.

     8.8.  Legal Fees. In the event of any action at law, suit in equity or
           ----------
arbitration proceeding in relation to this Agreement or any Shares or other securities of Company issued or to be issued, the prevailing party, shall be paid by the other party a reasonable sum for attorney's fees and expenses for such prevailing party.

     8.9.  Finder's Fees. Each party (a) represents and warrants to the other
           -------------
parties hereto that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (b) hereby agrees to indemnify and to hold harmless the other parties hereto from and against any liability for any commission or compensation in the nature of a finder's fee of any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the indemnifying party or any of its employees or representatives are responsible.

     8.10. Titles and Subtitles. The titles of the sections and paragraphs of
           --------------------
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     8.11. Counterparts. This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     8.12. Severability. Should any provision of this Agreement be determined to
           ------------
be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

     8.13. Expenses. Company and each Purchaser shall each bear its respective
           --------
expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby provided that Company shall pay the reasonable fees and expenses of one counsel to the Purchasers not to exceed Fifty Thousand Dollars ($50,000).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

                              NETWORK ACCESS SOLUTIONS, INC.
                              100 Carpenter Drive
                              Suite 206
                              Sterling, Virginia  20164

                              /s/ Longma M. Aust
                              ----------------------------------
                              Signature

                              Longma M. Aust
                              ----------------------------------
                              Printed Name

                              President
                              ----------------------------------
                              Title

                              For purposes of the notice provided for in Section 8.5, with a copy to:

                              Piper & Marbury LLP
                              1200 19th Street, N.W.
                              Washington, D.C.  20036
                              Attention:  Nancy Spangler, Esq.


                              SPECTRUM EQUITY INVESTORS II, L.P.
                              245 Lytton Avenue
                              Palo Alto, CA  94301
                              Attention:  Fred Wang

                              By:  Spectrum Equity Associates II, L.P.
                                  its General Partner

                              /s/ Fred Wang
                              ----------------------------------
                              Signature

                              Fred Wang
                              ----------------------------------
                              Printed Name

                              Attorney-in-Fact
                              ----------------------------------
                              Title

                              For purposes of the notice provided for in Section 8.5, with a copy to:

                              Latham & Watkins
                              75 Willow Road
                              Menlo Park, California  94025
                              Attention:  Ora T. Fisher, Esq.


                              SEA 1998 II, L.P.
                              245 Lytton Avenue
                              Palo Alto, CA  94301
                              Attention:  Fred Wang


                              /s/ Randy Henderson
                              ----------------------------------
                              Signature

                              Randy Henderson
                              ----------------------------------
                              Printed Name

                              Vice President
                              ----------------------------------
                              Title


                              FBR TECHNOLOGY VENTURE PARTNERS L.P.
                              1001 19th Street
                              Arlington, VA  22209
                              Attention:  Scott Frederick

                              By:  FBR Venture Capital Managers Inc.
                                   its General Partner

                              /s/ Gene Riechers
                              ----------------------------------
                              Signature

                              ----------------------------------
                              Printed Name:  Gene Reichers

                              ----------------------------------
                              Title:   Managing Director

                              W2 VENTURE PARTNERS, LLC
                              3814 Shinglewood Court
                              Union City, CA  94587
                              Attention:  Ed Wang


                              /s/ Ed Wang
                              ----------------------------------
                              Signature

                              ----------------------------------
                              Printed Name:  Ed Wang

                              ----------------------------------
                              Title:   Member

                                  SCHEDULE 1

                                      Number                     Number                   Aggregate
Purchasers                            of Preferred Shares        of Common Shares         Purchase Price
----------                            -------------------        ----------------         --------------

Spectrum Equity Investors II,                  8,373,020                4,102,770          $ 8,373,020.00
 L.P.                                                                                      $     4,102.77

SEA 1998 II, L.P.                                 96,980                   47,530          $    96,980.00
                                                                                           $        47.53

FBR Technology Venture                         1,500,000                  735,000          $ 1,500,000.00
 Partners L.P.                                                                             $       735.00

W2 Venture Partners, LLC                          30,000                   14,700          $    30,000.00
                                                                                           $        14.70

TOTAL                                         10,000,000                4,900,000          $10,000,000.00
                                                                                           $     4,900.00